UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 30, 2016

SMG INDIUM RESOURCES LTD.

(Exact name of registrant as specified in its charter)

Delaware	000-54391	51-0662991
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

176 LaGuardia Ave. Staten Island, New York	10034
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(347) 286-0712

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01   Changes in Registrant’s Certifying Accountant.

Dismissal of KPMG LLP as Independent Registered Public Accounting Firm

KPMG LLP (“KPMG”) was previously the principal accountants for SMG Indium Resources Ltd., a Delaware corporation (the “Company”). On March 30, 2016, the Audit Committee (the “Audit Committee”) of the Board of Directors (the “Board”) of the Company dismissed KPMG as the Company’s independent registered public accounting firm. KPMG’s reports on the Company’s financial statements for the years ended December 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2015, and during the subsequent interim period from January 1, 2016 through March 30, 2016, (i) there were no disagreements (as such term is defined in Item 304(a)(1)(iv) of Regulation S-K) between the Company and KPMG on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of KPMG, would have caused KPMG to make reference to the subject matter of the disagreements in its reports on the financial statements of the Company for such fiscal year; and (ii) there were no “reportable events” (as such term is defined in Item 304(a)(1)(v) of Regulation S-K).

The Company provided KPMG with a copy of the foregoing disclosures and requested KPMG to furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of KPMG’s letter dated April 4, 2016 is attached as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of CohnReznick LLP as Independent Registered Public Accounting Firm

On March 30, 2016, the Audit Committee approved the engagement of CohnReznick LLP (“Cohn”) as the Company’s new independent registered public accounting firm for the fiscal year ending December 31, 2016.

During the Company’s two most recent fiscal years ended December 31, 2015 and the subsequent interim period preceding Cohn’s engagement, neither the Company nor anyone on behalf of the Company consulted Cohn regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement or an event identified in response to Items 304(a)(1)(iv) or (v) of Regulation S-K, respectively (there being none).

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description

16.1	Letter from KPMG LLP to the Securities and Exchange Commission dated April 4, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 4, 2016	SMG INDIUM RESOURCES LTD.

	By:	/s/ Ailon Grushkin
Name: Ailon Grushkin
Title: Chief Executive Officer